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                  SECURITIES AND EXCHANGE COMISSION

                       Washington, D.C. 20549
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                                FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934
                      ---------------------------

Date of Report (Date of earliest event reported) September 11, 1996
                                                -------------------

                         REGAL INTERNATIONAL, INC.
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         (Exact name of registrant as specified in its charter)

                                 Delaware
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           (State or other jurisdiction of incorporation)

1-8334                                                    75-1071589
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(Commission File Number)                    (IRS Employer Identification No.)


PO Box 1237, Corsicana,                     Texas 75151
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (903) 872-3091


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Item 2.          Acquisition or Disposition of Assets
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On September 11, 1996, Regal International, Inc. (the
"Registrant") has consummated a transaction whereby the Registrant disposed of all the issued and outstanding shares of Acewin Profits Limited, a British Virgin Islands corporation ("Acewin"), to BTR China Holdings B.V., a Netherlands company (the "Purchaser") pursuant to the terms of the Agreement relating to the sale and purchase of the entire issued share capital of Acewin (the "Agreement") entered into on September 11, 1996. Acewin's sole asset is a 100% equity interest in, China Machine Holdings Limited ("China Machine"), a Hong Kong company, which owns 55% joint venture interest in Wuxi CSI Vibration Isolator Co., Ltd. ("Wuxi"), a Sino-foreign joint venture established in September, 1993.

The consideration paid by the Purchaser consisted of $13,950,000 (the "Purchase Price") Pursuant to the Agreement, Registrant was also released from its obligations to repay the loan note in the amount of $13,500,000 payable to Holer Holdings Limited, and issued by the Registrant in connection with the acquisition of Wuxi in February of 1996. In addition, China Stratigic Holdings Limited, a Hong Kong company ("China Stratigic"), an affiliate and major shareholder of the registrant, provided the guaranty to the Purchaser for the full payment of the Purchase Price and for the performance of all obligations of the Registrant under the Agreement.

Wuxi manufactures vibration isolators (commonly called shock absorbers) of various kinds for use in cars, trucks, ships, railroads, machinery, power stations, bridges and mines.

The Board of Directors of the Registrant determined that disposition of Wuxi was in the best interest of the Registrant and shall be advantageous to the Registrant's plans to concentrate the resources of the Registrant in infrastructural project in China in connection with the Registrant's recent acquisition, in an effort to build the company suitable for listing on a major stock exchange.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)(b) The required pro forma financial information is
unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities
Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

(c)	Exhibits
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1. Agreement relating to the sale and purchase of Acewin Profits Limited.
2.	Agreement relating to the sale and purchase of shares in China Machine
   Holdings Limited.


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3. Joint Venture Agreement relating to China Machine Holdings Limited.








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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 1996                 REGAL INTERNATIONAL, INC.



                                       By:------------------------------
                                          Chung Cho Yee, Mico
                                          President








                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 1996                 REGAL INTERNATIONAL, INC.



                                       By:/s/ Chung Cho Yee, Mico
                                          Chung Cho Yee, Mico
                                          President









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                                 EXHIBITS